UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

Immunome, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39580	77-0694340
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

665 Stockton Drive, Suite 300 Exton, Pennsylvania	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 321-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMNM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 7, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at 1:00 p.m. Eastern Time, as a virtual meeting conducted by live audio webcast over the Internet, at www.virtualshareholdermeeting.com/IMNM2023, pursuant to notice duly given.

At the close of business on April 14, 2023, the record date of the Annual Meeting, there were 12,213,401 shares of common stock outstanding and entitled to vote. At the beginning of the Annual Meeting, there were 7,735,458 shares of common stock present at the Annual Meeting in person or by proxy, which constituted a quorum for the transaction of business.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

Proposal 1: Election of Class III Directors for a Three-Year Term Expiring in 2026

The following three nominees were elected to serve as Class III directors until the 2026 Annual Meeting of Stockholders of the Company and until their respective successors are elected and qualified, with the following votes tabulated:

	For	Withheld	Broker Non-Vote	Total
Richard A. Baron	2,897,767	722,138	4,115,553	7,735,458
Philip Wagenheim	3,287,880	332,025	4,115,553	7,735,458

Proposal 2: Amendment to Our Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

The amendment of the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation was not approved by an affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote	Total
3,528,592	86,542	4,771	4,115,553	7,735,458

Proposal 3: Ratification of the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2023

The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023 was ratified, with the following votes tabulated:

For	Against	Abstain	Total
7,578,396	153,921	3,141	7,735,458

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOME, INC.

By:	/s/ Purnanand D. Sarma
Purnanand D. Sarma, Ph.D.
President and Chief Executive Officer

Dated: June 13, 2023